UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	August 23, 2005

Sunbelt Bancshares, Inc.
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	333-120681 (Commission File Number)	20-1496006 (I.R.S. Employer Identification No.)
1625 North Stemmons Freeway Dallas, Texas 78746 (Address of principal executive offices)
(214) 217-3971 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2005, Jerry Burnett and Lonnie Goodman, the registrant's Chairman and Chief Executive Officer and President and Chief Lending Officer, respectively, who were also two of the registrant's directors, have resigned.

The Board of Directors of the registrant and the organizers of Sunbelt Bank (In Organization), the registrant's proposed wholly-owned banking subsidiary, have immediately begun an urgent process of identifying replacement key members of management, initiating discussions with the appropriate banking regulatory agencies, and otherwise taking the steps necessary to assure the successful consummation of the current offering of the registrant's common stock and the opening of Sunbelt Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunbelt Bancshares, Inc. Registrant
Date: August 30, 2005	By:	/S/ Todd Seib Todd Seib Vice Chairman